UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 18, 2024

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

Mr. Brian Tabolt, age 43, will be appointed to the role of Chief Accounting Officer and Group Head, Finance effective as of December 1, 2024. Mr. Tabolt has held a strategic leadership role as Group Head, Financial Planning and Analysis since May 2023. Prior to that, Mr. Tabolt was elected Interim Chief Financial Officer in November 2022 after having served as Vice President, Controller and Chief Accounting Officer since May 2021. Before joining Newmont Corporation, Mr. Tabolt served as Molson Coors Beverage Company’s Vice President, Controller and Chief Accounting Officer since 2014 and held other senior management roles within Molson Coors’ Accounting function, including as Senior Director of SEC Reporting and Technical Accounting and Senior Manager Technical Accounting. Mr. Tabolt began his career in public accounting with Deloitte, holds Bachelor and Master of Science degrees in Accounting from Pennsylvania State University and is a Certified Public Accountant.

Mr. Tabolt will participate in the Company’s standard compensation programs at the L5 (Section 16) level. There are no other arrangements or understandings related to his appointment to the role between Mr. Tabolt and any other persons. Mr. Tabolt does not have a family relationship with any member of the Board of Directors or any executive officer of the Company, and Mr. Tabolt has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Mr. Tabolt’s appointment coincides with Mr. Joshua Cage’s transition to the role of Global Controller and Head, Operations Accounting, effective December 1, 2024, reporting to the Chief Accounting Officer. This change was not the result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Cage has over 20 years of service with Newmont Corporation, including as Chief Accounting Officer and Controller, Assistant Controller, Senior Director - Business Planning, Site Controller - Indonesia and Director - Technical Accounting and SEC Reporting. Prior to joining Newmont, Mr. Cage held audit manager and senior auditor roles at Ernst & Young and KPMG, respectively.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey
Name:	Logan Hennessey
Title:	Corporate Secretary

Dated: November 18, 2024